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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-72354) of Briazz, Inc. of our report dated March 12, 2002 appearing in this Form 10-K



/s/ PricewaterhouseCoopers LLP

Seattle, Washington
March 29, 2002